Exhibit 99.2
3Com Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
TABLE A

	Three Months Ended
	August 28,	May 29,	August 29,
	2009	2009	2008
Sales	$290,502	$295,059	$342,650
Cost of sales	123,931	118,843	153,023

Gross profit	166,571	176,216	189,627

Operating expenses (income):
Sales and marketing	84,788	80,558	87,482
Research and development	38,968	43,949	47,147
General and administrative	21,370	22,501	24,454
Amortization of intangibles	17,071	21,683	25,164
Patent dispute resolution and patent sales	—	(15,200)	(70,000)
Restructuring charges	1,133	1,318	1,997

Operating expenses, net	163,330	154,809	116,244

Operating income	3,241	21,407	73,383

Interest expense, net	(1,088)	(432)	(1,251)
Other income, net	11,547	6,902	12,871

Income before income taxes	13,700	27,877	85,003

Income tax provision	(6,239)	(7,726)	(5,166)

Net income	$7,461	$20,151	$79,837

Basic and diluted income per share	$0.02	$0.05	$0.20

Shares used in computing basic per share amounts	389,774	386,763	402,889

Shares used in computing diluted per share amounts	396,266	391,135	404,072

3Com Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
TABLE B

	August 28,	May 29,
	2009	2009
ASSETS

Current assets:
Cash and equivalents	$625,908	$545,818
Short term investments	39,915	98,357
Notes receivable	46,926	40,590
Accounts receivable, net	101,536	112,771
Inventories, net	86,232	90,395
Other current assets	47,229	56,982

Total current assets	947,746	944,913

Property & equipment, net	38,228	40,012
Goodwill	609,297	609,297
Intangibles, net	181,578	198,624
Deposits and other assets	24,860	22,511

Total assets	$1,801,709	$1,815,357

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$67,928	$68,350
Current portion of long-term debt	88,000	48,000
Accrued liabilities and other	360,369	394,103

Total current liabilities	516,297	510,453

Deferred taxes and long-term obligations	41,328	40,729
Long-term debt	112,000	152,000
Stockholders’ equity	1,132,084	1,112,175

Total liabilities and stockholders’ equity	$1,801,709	$1,815,357

Additional Financial Data
(in thousands)
(unaudited)
TABLE C
Sales by Geography (a)

	Three Months Ended
	August 28,	May 29,	August 29,
	2009	2009	2008
China	$146,362	$157,971	$167,527
Europe, Middle East and Africa	49,050	50,556	69,377
North America	51,669	47,892	52,031
Asia Pacific Rim (ex-China)	25,246	20,832	30,109
Latin and South America	18,175	17,808	23,606

Total Sales	$290,502	$295,059	$342,650

(a)	All non-OEM sales are reported in geographic categories based on the location of the end customer. Sales to OEM customers are included in the geographic categories are based upon the hub locations of OEM partners.
Sales by Product Category

	Three Months Ended
	August 28,	May 29,	August 29,
	2009	2009	2008
Switches	$168,081	$169,535	$223,332
Routers	27,130	30,902	30,844
Other networking equipment	42,395	42,058	41,117
Security (b)	41,052	41,259	36,339
Services	11,844	11,305	11,018

Total Sales	$290,502	$295,059	$342,650

(b)	Security products include sales of TippingPoint offerings along with Networking business security offerings.

3Com Corporation
Reconciliation of Non-GAAP Financial Measures
(in thousands, except margin and per-share data)
(unaudited)
TABLE D

	Three Months Ended
	August 28,	May 29,	August 29,
	2009	2009	2008
GAAP gross profit	$166,571	$176,216	$189,627
Stock-based compensation expense [b]	540	1,112	758

Non-GAAP gross profit	$167,111	$177,328	$190,385

GAAP gross margin	57.3%	59.7%	55.3%
Stock-based compensation expense [b]	0.2%	0.4%	0.3%

Non-GAAP gross margin	57.5%	60.1%	55.6%

Networking business GAAP gross margin	55.2%	58.1%	53.9%
Stock-based compensation expense [b]	0.2%	0.4%	0.2%

Networking business Non-GAAP gross margin	55.4%	58.5%	54.1%

TippingPoint GAAP gross margin	72.2%	69.9%	69.2%
Stock-based compensation expense [b]	0.2%	0.2%	0.2%

TippingPoint Non-GAAP gross margin	72.4%	70.1%	69.4%

GAAP operating income	$3,241	$21,407	$73,383
Restructuring	1,133	1,318	1,997
Amortization of intangible assets	17,071	21,683	25,164
Patent dispute resolution and patent sale [a]	—	(15,200)	(70,000)
Stock-based compensation expense [b]	4,885	11,893	6,442
Hemel land settlement [c]	—	(2,600)	—

Non-GAAP operating income	$26,330	$38,501	$36,986

Networking business GAAP operating income	$2,335	$23,739	$77,322
Restructuring	435	1,300	1,965
Amortization of intangible assets	14,391	19,004	22,485
Patent dispute resolution and patent sale [a]	—	(15,200)	(70,000)
Stock-based compensation expense [b]	4,144	10,563	4,917
Hemel land settlement [c]	—	(2,600)	—

Networking business Non-GAAP operating income	$21,305	$36,806	$36,689

TippingPoint GAAP operating income	$906	$(2,332)	$(3,939)
Restructuring	698	18	32
Amortization of intangible assets	2,680	2,679	2,679
Stock-based compensation expense [b]	741	1,330	1,525

TippingPoint Non-GAAP operating income	$5,025	$1,695	$297

TippingPoint GAAP operating income as a percentage of TippingPoint revenue	2.8%	-7.2%	-14.0%
Restructuring	2.1%	0.1%	0.1%
Amortization of intangible assets	8.2%	8.2%	9.5%
Stock-based compensation expense [b]	2.3%	4.1%	5.5%

TippingPoint Non-GAAP operating income as a percentage of TippingPoint revenue	15.4%	5.2%	1.1%

GAAP income before income taxes	$13,700	$27,877	$85,003
Restructuring	1,133	1,318	1,997
Amortization of intangibles	17,071	21,683	25,164
Patent dispute resolution and patent sale [a]	—	(15,200)	(70,000)
Stock-based compensation expense [b]	4,885	11,893	6,442
Hemel land settlement [c]	—	(2,600)	—

Non-GAAP income before income taxes	$36,789	$44,971	$48,606

GAAP net income	$7,461	$20,151	$79,837
Restructuring	1,133	1,318	1,997
Amortization of intangibles	17,071	21,683	25,164
Patent dispute resolution and patent sale [a]	—	(15,200)	(70,000)
Stock-based compensation expense [b]	4,885	11,893	6,442
Hemel land settlement [c]	—	(2,600)	—

Non-GAAP net income	$30,550	$37,245	$43,440

GAAP net income per share	$0.02	$0.05	$0.20
Restructuring	0.00	0.00	0.00
Amortization of intangibles	0.04	0.06	0.06
Patent dispute resolution and patent sale [a]	—	(0.04)	(0.17)
Stock-based compensation expense [b]	0.02	0.04	0.02
Hemel land settlement [c]	—	(0.01)	—

Non-GAAP net income per share, diluted	$0.08	$0.10	$0.11

Shares used in computing diluted per share amounts	396,266	391,135	404,072

GAAP sales and marketing expenses	$84,788	$80,558	$87,482
Stock-based compensation expense [b]	(1,590)	(3,645)	(1,758)

Non-GAAP sales and marketing expenses	$83,198	$76,913	$85,724

GAAP research and development expenses	$38,968	$43,949	$47,147
Stock-based compensation expense [b]	(476)	(1,394)	(884)

Non-GAAP research and development expenses	$38,492	$42,555	$46,263

GAAP general and administrative expenses	$21,370	$22,501	$24,454
Stock-based compensation expense [b]	(2,279)	(5,742)	(3,042)
Hemel land settlement [c]	—	2,600	—

Non-GAAP general and administrative expense	$19,091	$19,359	$21,412

[a]	Resolution of Realtek patent dispute, and patent sale.

[b]	Stock-based compensation expense is included in the following cost and expense categories by period:

	Three Months Ended
	August 28,	May 29,	August 29,
	2009	2009	2008
Cost of sales	540	1,112	758
Sales and marketing	1,590	3,645	1,758
Research and development	476	1,394	884
General and administrative	2,279	5,742	3,042

[c]	Proceeds from Hemel land settlement for recovery of uninsured losses.

3Com Corporation
Segment Reporting
(in thousands)
(unaudited)
TABLE E

	Three Months Ended August 28, 2009
				TippingPoint
				Security Business
	Networking Business [a]			[b]
	China-Based		Central		Eliminations /
	Business	Rest of World	Functions	TippingPoint	Other		Total
Sales	$152,013	$107,202	$—	$32,596	$(1,309)[c]		$290,502
Standard margin	104,900	62,995	—	27,772	(540)[d]		195,127
Direct sales and marketing expenses	35,039	23,327	—	11,028	1,590	[d]	70,984

Segment contribution profit (loss)	69,861	39,668	—	16,744	(2,130)		124,143

Research and development expenses	—	—	32,177	6,315	476	[d]	38,968

Segment income	—	—	—	10,429	—

Other operating expenses			56,047	5,404	20,483	[e]	81,934

Operating income							$3,241

	Three Months Ended August 29, 2008
				TippingPoint
				Security Business
	Networking Business [a]			[b]
	China-Based		Central		Eliminations /
	Business	Rest of World	Functions	TippingPoint	Other	Total
Sales	$175,397	$140,314	$—	$28,199	$(1,260)[c]	$342,650
Standard margin	115,527	82,253	—	23,396	(758)[d]	220,418
Direct sales and marketing expenses	33,600	28,152	—	10,073	1,758 [d]	73,583

Segment contribution profit (loss)	81,927	54,101	—	13,323	(2,516)	146,835

Research and development expenses	—	—	39,317	6,946	884 [d]	47,147

Segment income	—	—	—	6,377	—

Other operating expenses			60,022	6,080	(39,797)[e]	26,305

Operating income						$73,383

[a]	Our networking Business consists of two regionally based reporting segments: China-Based Business and Rest of World. We measure profitability in these segments at a segment contribution profit level. Segment contribution profit is defined as standard margin less segment direct sales and marketing expenses. Standard margin for these regions is defined as sales less standard costs of sales, such as product costs. Central function costs include other cost of sales and centralized operating expenses such as supply chain, research and development, indirect sales and marketing support and general and administrative costs that are not allocated to the China-Based Business and Rest of World reporting segments.

[b]	Our TippingPoint Security business segment’s profitability is measured on segment income. This measure includes standard margin less direct sales and marketing expenses and research and development expenses.

[c]	Eliminations for inter-company sales during the respective periods between our networking business segments, on one hand, and our TippingPoint segment on the other hand.

[d]	Includes stock-based compensation.

[e]	Includes: stock-based compensation, amortization, and restructuring in all periods and patent dispute resolution proceeds where applicable.

3Com Corporation
Consolidated Statement of Cash Flows
(In thousands)
(unaudited)
Table F

	Three Months Ended
	August 28,	August 29,
	2009	2008
Cash flows from operating activities:
Net income	$7,461	$79,837
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,657	33,131
Loss on property and equipment disposals	38	13
Stock-based compensation expense	4,885	6,442
Deferred income taxes	(1,522)	(3,377)
Change in assets and liabilities:
Accounts and notes receivable	4,948	(50,684)
Inventories	4,633	(18,566)
Other assets	7,175	(1,483)
Accounts payable	(85)	6,941
Other liabilities	(32,327)	(12,940)

Net cash provided by operating activities	16,863	39,314

Cash flows from investing activities:
Proceeds from maturities and sales of investments	58,699	—
Purchase of property and equipment	(2,970)	(7,598)
Proceeds from sale of property and equipment	8	68

Net cash provided by (used in) investing activities	55,737	(7,530)

Cash flows from financing activities:
Issuances of common stock	7,631	286
Repurchases of common stock	(1,216)	(543)

Net cash provided by (used in) financing activities	6,415	(257)

Effects of exchange rate changes on cash and equivalents	1,075	6,257

Net change in cash and equivalents during period	80,090	37,784
Cash and equivalents, beginning of period	545,818	503,644

Cash and equivalents, end of period	$625,908	$541,428